                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 2, 2003

                        UGOMEDIA INTERACTIVE CORPORATION
                   ------------------------------------------
               (Exact name of Registrant as specified in charter)

     Nevada                     000-31160                    88-0470239
   ---------               -------------------              -------------
   (State of             (Commission File Number)           (IRS Employer
 Incorporation)             Identification                       No.)

         10011-123 St. NW, Suite 2303 Edmonton, Alberta, Canada T5N 1M9
         -------------------------------------------------------------
                (Address of Principal Executive Offices Zip Code

       Registrant's telephone number, including area code: (519) 541-1564

                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                 Former Address:

            3400 West Desert Inn Road, Suite 13, Las Vegas, NV 89102

Item 2. Acquisition or Disposition of Assets.

The Letter of Intent with respect to the acquisition by UgoMedia Interactive
Corporation, a Nevada corporation, of Sciax Technology that was signed on
November 25, 2002 was amended to extend the date by which the definitive merger agreement is to be signed to January 8, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UGOMEDIA INTERACTIVE CORPORATION
                                               --------------------------------
                                                        (Registrant)

                                                By: /s/ Aldo Rotondi
                                                   ----------------------------
                                                        Aldo Rotondi, President

In accordance with the requirements of the Securities Act of 1933, this
Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature                Title                  Date
     ---------               -------                ------

/s/ Aldo Rotondi             President           January 2, 2003
----------------
    Aldo Rotondi